UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	August 16, 2012

HARRIS CORPORATION
__________________________________________
(Exact name of registrant as specified in its charter)

Delaware	1-3863	34-0276860
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

1025 West NASA Blvd., Melbourne, Florida		32919
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	(321) 727-9100

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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ITEM 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(d) On the recommendation of the Corporate Governance Committee, on August 16, 2012, the Board of Directors (the “Board”) of Harris Corporation (“Harris” or the “Company”) increased the authorized number of directors constituting the Board from eleven to twelve and appointed retired General Peter W. Chiarelli, to serve on the Board. General Chiarelli, an almost 40-year military veteran, most recently served as the U.S. Army Vice Chief of Staff from 2008 until his retirement in January 2012. General Chiarelli’s term as director commenced immediately upon appointment, and his current term as director will expire at the Company’s 2012 Annual Meeting of Shareholders or upon his prior death, resignation, retirement or removal from office. General Chiarelli has been nominated for reelection to a one-year term on the Board, which nomination along with all other nominations will be voted upon by the Company’s shareholders at the 2012 Annual Meeting of Shareholders. General Chiarelli was not appointed to any committees of the Board, but is expected to be appointed to one or more committees of the Board following the Company’s 2012 Annual Meeting of Shareholders, although which specific committee(s) has not been determined at the time of the disclosure in this Current Report on Form 8-K.

As a non-employee director, General Chiarelli will be compensated for his services as a director in accordance with the Summary of Annual Compensation of Outside Directors, effective January 1, 2012, filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed with the Securities and Exchange Commission on December 7, 2011, and incorporated in this Item 5.02(d) by reference. There are no arrangements or understandings between General Chiarelli and any other persons pursuant to which General Chiarelli was selected as a director, and there are no transactions in which the Company was or is to be a participant and in which General Chiarelli had or will have a direct or indirect material interest that are required to be reported pursuant to Item 404(a) of Regulation S-K. A copy of the press release announcing the appointment of General Chiarelli to the Board is filed as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated in this Item 5.02(d) by reference.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit
Number	Description
99.1	Press Release, issued by Harris Corporation on August 16, 2012.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

HARRIS CORPORATION

August 20, 2012	By:	/s/ Scott T. Mikuen

Name: Scott T. Mikuen
Title: Vice President, General Counsel and Secretary

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Exhibit Index

Exhibit No.	Description

99.1	Press Release, issued by Harris Corporation on August 16, 2012.